UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 16, 2005

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                  0-18348            06-1209796
(State or other                  (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida                        33414
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



                         Exhibit Index Appears on page 4

Item 2.02. Results of Operations and Financial Condition

         On February 16, 2005, BE Aerospace, Inc. issued a press release announcing financial results for the quarter and fiscal year ended December 31, 2004. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.



Item 9.01. Financial Statements and Exhibits

    (c) Exhibits

        99.1 Press release, dated February 16, 2005, issued by BE Aerospace, Inc. announcing financial results for the quarter and fiscal year ended December 31, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                               By:  /s/ Thomas P. McCaffrey
                               -----------------------------
                               Name:  Thomas P. McCaffrey
                               Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer



Date:  February 16, 2005

                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibits
-----------       -----------------------
99.1              Press release, dated February 16, 2005, issued by BE
                  Aerospace, Inc. announcing financial results for the quarter and fiscal year ended December 31, 2004.